Supplement to Spinnaker Advisor Prospectus
                       Supplement dated December 12, 2002
                         to Prospectus dated May 1, 2002


The Second Bullet of the Transactions Paragraph of the section titled OTHER INFORMATION on Page 2 is replaced by the following:

o Appreciation or Interest Sweep: If your contract value exceeds $10,000, you may elect to have interest from the Enhanced Fixed Account Option or earnings from the SAFECO RST Money Market Portfolio automatically swept monthly, quarterly, or annually into any other portfolio of your choice.

The section titled SCHEDULED TRANSFERS beginning on Page 10 is replaced by the following:

SCHEDULED TRANSFERS

You can choose among several investment strategies which are available for certain investment options that have not had a previous transfer or withdrawal taken during that contract year. For each investment option for which a scheduled transfer is available, scheduled transfers can be initiated once during each contract year. Once started, these scheduled transfers may stop if an unscheduled transfer or withdrawal is made from the "source" investment option. Scheduled transfers will otherwise continue until you instruct us to stop or all money has been transferred out of the "source" investment option. These scheduled transfers will not count against your 12 free transfers as long as you continue them for at least six months.

Dollar Cost Averaging. This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit nor protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts of at least $50 each month or quarter from any portfolio or the Enhanced Fixed Account Option to any of the other portfolios.

Dollar Cost Averaging transfers from the Enhanced Fixed Account Option are limited to 4% per quarter (1.33% monthly) of your value in the Enhanced Fixed Account Option as of the date of the initial transfer. There are no percentage limits on transfers out of the portfolios.

Appreciation or Interest Sweep. If your contract value is at least $10,000, you can instruct us to automatically transfer earnings from the SAFECO RST Money Market Portfolio or earned interest up to 15% each contract year from the Enhanced Fixed Account Option to the other portfolios monthly, quarterly, or annually. Appreciation or Interest Sweep cannot be used to transfer money to the fixed account options or to the SAFECO RST Money Market Portfolio.

Portfolio Rebalancing. After your money has been invested, the investment performance of the portfolios may cause the percentage in each portfolio to change from your original allocations. If your contract value is at least $10,000, you can instruct us to adjust your investment in the portfolios to maintain a predetermined mix quarterly, semiannually, or annually. Portfolio Rebalancing can be used with Dollar Cost Averaging and Appreciation or Interest Sweep; however, it is not available for the fixed account options.

The Second Paragraph of the section titled TRANSFER CHARGE on Page 12 is replaced by the following:

If the transfer is part of Dollar Cost Averaging, Appreciation or Interest Sweep, or Portfolio Rebalancing it will not be counted as part of your 12 free transfers, provided those transfers continue for at least six months.

The section titled FREE WITHDRAWAL AMOUNT on Page 13 is replaced by the following:

FREE WITHDRAWAL AMOUNT

There is no distribution charge on the first 15% of the Enhanced Fixed Account Option value withdrawn and/or transferred in a contract year. There is no withdrawal charge on the first withdrawal you make in a contract year. There is no market value adjustment on withdrawals from the Guaranteed Interest Period Fixed Account Option that are taken within 30 days after the end of the guaranteed period.